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                              SEVENTH AMENDMENT TO THE
                                AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT OF
                           THE MACERICH PARTNERSHIP, L.P.

          THIS SEVENTH AMENDMENT (the "AMENDMENT") TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT DATED AS OF MARCH 16, 1994, AMENDED AS OF AUGUST 14, 1995, FURTHER AMENDED AS OF JUNE 27, 1997, FURTHER AMENDED AS OF NOVEMBER 16, 1997, FURTHER AMENDED AS OF FEBRUARY 25, 1998, FURTHER AMENDED AS OF FEBRUARY 26, 1998, AND FURTHER AMENDED AS OF JUNE 17, 1998 (the "AGREEMENT") OF THE MACERICH PARTNERSHIP, L.P. (the "PARTNERSHIP") is dated effective December 23, 1998.

                                      RECITALS

          WHEREAS, SECTION 12.1(b)(iv) of the Agreement provides that the General Partner has the power, without the consent of the Limited Partners of the Partnership, to amend the Agreement as may be required to facilitate or implement curing any ambiguity, correcting or supplementing any provision in the Agreement not inconsistent with law or with other provisions of the Agreement;

          WHEREAS, the General Partner has made the determination pursuant to
SECTION 12.1(b)(iv) of the Agreement that consent of the Limited Partners of the Partnership is not required with respect to the matters set forth in this Amendment; and

          WHEREAS, all things necessary to make this Amendment a valid agreement of the Partnership have been done;

          NOW, THEREFORE, pursuant to the authority granted to the General Partner under the Agreement, the Agreement is hereby amended as follows:

          1. AMENDMENT: A section 13.14 is added to the Agreement immediately following section 13.13 thereof as follows:

          13.14 SEPARATE NATURE. In contemplation of procedures required in connection with securitization of loans, the Partnership will, based on advice of counsel, adopt such procedures as may be appropriate to maintain the separate nature of the Partnership.

          2. DEFINED TERMS AND RECITALS. As used in this Amendment, capitalized terms used and defined in this Amendment shall have the meaning assigned to them in this Amendment, and capitalized terms used in this Amendment but not defined herein, shall have the meaning assigned to them in the Agreement.

          3. RATIFICATION AND CONFIRMATION. Except to the extent specifically amended by this Amendment, the terms and provisions of the Agreement, as previously amended, are hereby ratified and confirmed.


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          IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the date first above mentioned.


                              GENERAL PARTNER:

                              THE MACERICH COMPANY


                              By:/s/ Richard A. Bayer
                                 -------------------------------
                                   Richard A. Bayer
                                   General Counsel and Secretary


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